Exhibit 99.1

FIFTH AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of April __, 2008 (the “Fifth Amendment”), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a “Subsidiary Borrower” and collectively the “Subsidiary Borrowers”; and together with the Parent Borrower, the “Borrowers”), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (“JPMCB”), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the “Lenders”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”) for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association, as collateral agent (the “Collateral Agent”) for the Lenders.

WITNESSETH:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of February 16, 2007, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of October 1, 2007, by the Second Amendment to Amended and Restated Revolving Credit Agreement dated as of November 29, 2007, by the Third Amendment to Amended and Restated Revolving Credit Agreement dated as of December 19, 2007 and by the Fourth Amendment to Amended and Restated Revolving Credit Agreement dated as of December 19, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000;

WHEREAS, the Borrowers have requested that the Lenders amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Definitions.  Capitalized terms used and not otherwise defined in this Fifth Amendment are used as defined in the Credit Agreement.

Section 2.         Amendments to Credit Agreement.  Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

2.1        The second clause of the introductory statement of the Credit Agreement is hereby amended by deleting the amount “$200,000,000” and substituting therefor the amount “$250,000,000.”

2.2        Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in proper alphabetical order:

“Disclosed Matters” shall mean the existence or occurrence of any matter which has been disclosed by any of the Borrowers in any filing on Form 10-K, 10-Q or 8-K made with the Securities and Exchange Commission prior to April 2, 2008; provided, that no matter shall constitute a “Disclosed Matter” to the extent it shall prove to be, or shall become, materially more adverse to the Borrowers taken as a whole or to the Lenders than it would have reasonably appeared to be on the basis of the disclosure contained in any of the documents referred to above in this definition.

2.3        The definition of “Amendment Order” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Amendment Order” shall mean, collectively, (i) an order of the Bankruptcy Court in substantially the form of Exhibit A-1 approving the Eighth Amendment to Revolving Credit Agreement, (ii) an order of the Bankruptcy Court in substantially the form of Exhibit A-2 approving the Ninth Amendment to Revolving Credit Agreement dated as of February 16, 2007, (iii) an order of the Bankruptcy Court in substantially the form of Exhibit A-3 approving the Third Amendment to Amended and Restated Revolving Credit Agreement dated as of December 19, 2007, and (iv) an order of the Bankruptcy Court in substantially the form of Exhibit A-4 approving the Fifth Amendment to Amended and Restated Revolving Credit Agreement dated as of April __, 2008, or in each case such other forms as otherwise agreed by the Administrative Agent and the Borrowers.

2.4        The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting the date “June 2, 2008” and substituting therefor the date “September 30, 2008.”

2.5        The definition of “Plan Reserve” in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$10,000,000” and substituting therefor the amount “$0”.

2.6        The definition of “Real Property Component” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Real Property Component” shall mean a component of the Borrowing Base determined with reference to the Eligible Real Property and shall mean, at the time of any determination, an amount equal to $150,000,000 (as adjusted from time to time pursuant to Section 5.8).

2.7        Section 2.3(a) of the Credit Agreement is hereby amended by deleting the amount “$150,000,000” and substituting therefor the amount “$180,000,000”.

2.8        Section 2.8(a) of the Credit Agreement is hereby amended by deleting the percentage “1.75%” and substituting therefor the percentage “3.25%”.

2.9        Section 2.8(b) of the Credit Agreement is hereby amended by deleting the percentage “2.75%” and substituting therefor the percentage “4.25%”.

2.10      Section 3.4 of the Credit Agreement is hereby amended as follows:

2.10.1         By deleting the date “June 3, 2006” and substituting therefor the date “June 2, 2007” in the last sentence thereof; and

2.10.2         By inserting the text “and other than the Disclosed Matters” at the end of the last sentence thereof.

2.11      Section 3.11 of the Credit Agreement is hereby amended by inserting the text “Except as set forth on Schedule 3.11 hereto,” at the beginning thereof.

2.12      Section 5.1(h) of the Credit Agreement is hereby amended by deleting the text “Budget” and substituting therefor the text “projections provided to the Lenders on April 2, 2008”.

2.13      Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.12  Revised Plan.  By no later than April 21, 2008, the Borrowers shall have requested proposals for the sale of the Borrowers and their assets in their entirety, or in a series of transactions, and, by no later than June 30, 2008, the Borrowers shall have delivered to the Administrative Agent a schedule (in form and substance satisfactory to the Administrative Agent) of asset sales (including estimated sales dates and estimated proceeds) which the Borrowers reasonably expect will generate sales proceeds sufficient in the aggregate to reduce Total Usage (minus any cash then held in the Letter of Credit Account) to zero prior to the Maturity Date; provided, however, that the Borrowers shall not be required to (x) request such proposals in the event that on or before April 21, 2008, the Borrowers have (1) filed a Reorganization Plan that provides for the refinancing of the Credit Agreement in full and has the publicly announced support of the Bakery, Confectionery, Tobacco Workers and Grain Millers International Union and the International Brotherhood of Teamsters, and is otherwise in form and substance satisfactory to the Administrative Agent and (2) obtained firm commitments for funding of all exit financing necessary for confirmation and consummation of the Reorganization Plan or (y) deliver such schedule in the event that on or before June 30, 2008, the Reorganization Plan shall have become effective and be consummated, and the Obligations under the Credit Agreement shall have been indefeasibly paid in full.

2.14      Clause (vi) of Section 6.3 of the Credit Agreement is hereby amended by deleting the amount “$1,000,000” and substituting therefor the amount “$500,000”.

2.15      Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.4             Capital Expenditures.  Each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, make Capital Expenditures during the fiscal quarters of the Borrowers set forth below, in an aggregate amount in excess of the amount specified opposite such fiscal quarters:

Fiscal Quarter Ending	Maximum Capital Expenditures (millions)
May 31, 2008	$10
August 23, 2008	$10

2.16      Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.5             EBITDA.  As of the end of each fiscal period of the Borrowers, commencing with the fiscal monthly period ending April 5, 2008, the Borrowers will not permit Consolidated EBITDA for the preceding thirteen consecutive fiscal periods ending in each case on the last day of the fiscal period listed below to be less than the respective amounts specified opposite such fiscal period:

Fiscal Period Ending	Consolidated EBITDA (millions)
April 5, 2008	$37
May 3, 2008	$28
May 31, 2008	$16
June 28, 2008	$0
July 26, 2008	-$6
August 23, 2008	-$13

2.17      Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.11           Disposition of Assets.  Except as may be authorized by orders of the Bankruptcy Court and on terms and conditions acceptable to the Administrative Agent, each of the Borrowers will not sell or otherwise dispose of any assets (including, without limitation, the capital stock of any Subsidiary of the Borrowers) except for (i) sales of Inventory, fixtures and equipment in the ordinary course of business, and (ii) sales of surplus assets of the Borrowers no longer used in the Borrowers’ business operations.

2.18      [Section 6.12 of the Credit Agreement is hereby amended by:]

2.19      Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.17 Cash Restructuring Charges.  Each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, incur cash restructuring charges for the period beginning December 17, 2006 and ending September 30, 2008 in an amount in excess of $23,000,000 (calculated as the amount expensed or accrued by the Borrowers or any of their Subsidiaries during such period on account of restructuring charges that will ultimately be settled via payment in cash or cash equivalents by the Borrowers or any of their Subsidiaries).  Borrowers shall provide documentation supporting such cash restructuring charges in form and substance reasonably satisfactory to the Administrative Agent concurrent with delivery of financial statements evidencing the incurrence thereof.

2.20      Section 7.1(f) of the Credit Agreement is hereby amended by deleting the amount “$1,000,000” and substituting therefor the amount “$250,000”.

2.21      Section 7.1(k) of the Credit Agreement is hereby amended by deleting the amount “$1,000,000” and substituting therefor the amount “$250,000”.

2.22      Section 7.1(n) of the Credit Agreement is hereby amended (a) by deleting the amount “$70,000,000” and substituting therefor the amount “$80,000,000” and (b) by deleting the amount “$1,000,000” and substituting therefor the amount “$500,000”.

2.23      Section 7.1(o) of the Credit Agreement is hereby amended by deleting the amount “$5,000,000” and substituting therefor the amount “$4,000,000”.

2.24      Section 7.1(q) of the Credit Agreement is hereby amended by deleting the amount “$1,000,000” and substituting therefor the amount “$500,000”.

2.25      Annex A to the Credit Agreement is hereby replaced in its entirety by a new Annex A in the form attached hereto as Exhibit A.

2.26      The form of the Fifth Amendment Order (as defined below) attached hereto as Exhibit B is hereby inserted as Exhibit A-4 of the Credit Agreement.

2.27      Schedule 3.11 attached hereto as Exhibit C is hereby inserted as Schedule 3.11 of the Credit Agreement.

Section 3.         Effectiveness.  The amendments contemplated by this Fifth Amendment shall be effective on the first Business Day on which the following conditions precedent are fully satisfied:

3.1        Supporting Documents.  The Administrative Agent shall have received for each of the Borrowers:

3.1.1           bring-down certificates delivered by each Borrower (A) certifying that there were no changes, or providing the text of changes, to the Organizational Documents of such Borrower as delivered pursuant to Section 4.1(a) of the Credit Agreement and (B) to the effect that each Borrower is in good standing in its jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business;

3.1.2           signature and incumbency certificates of the officers of such Borrower executing the Loan Documents to which it is a party, dated as of the date of this Fifth Amendment;

3.1.3           duly adopted resolutions of the board of directors or similar governing body of each Borrower approving and authorizing the execution, delivery and performance of this Fifth Amendment, certified as of the date of this Fifth Amendment by its secretary or assistant secretary as being in full force and effect without modification or amendment; and

3.1.4           such other documents as the Administrative Agent may reasonably request.

3.2        Amendment Order.  Not later than April [__], 2008, the Administrative Agent and the Lenders shall have received a certified copy of the amendment order (the “Fifth Amendment Order”) in substantially the form of Exhibit B attached hereto or such other form as otherwise agreed by the Administrative Agent and the Debtors and which Amendment Order (i) shall be in full force and effect, (ii) shall not have been stayed, reversed, modified or amended in any respect, except as approved by the Administrative Agent in its sole discretion, (iii) shall approve or otherwise reaffirm the payment by the Borrowers of all of the Fees set forth in Sections 2.19, 2.20 and 2.21 of the Credit Agreement and in Section 3.5 hereof, (iv) shall be entered with the consent or non-objection of a preponderance (as determined by the Administrative Agent in its sole discretion) of the secured creditors of any of the Borrowers under the Pre-Petition Credit Agreement, and (v) if the Fifth Amendment Order is the subject of a pending appeal in any respect, neither the making of such Loan nor the issuance of such Letter of Credit nor the performance by any of the Borrowers of any of their obligations under the Credit Agreement as amended by this Fifth Amendment or under the Loan Documents or under any other instrument or agreement referred to therein shall be the subject of a presently effective stay pending appeal.

3.3        Loan Documents.  Each Borrower, the Administrative Agent and (a) each Lender or (b) the Super-majority Lenders shall have signed a counterpart of this Fifth Amendment (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent, provided that if all of the Lenders have not signed a counterpart of the Fifth Amendment then each of the Borrowers and Super-majority Lenders by its execution of this Fifth Amendment shall be deemed to have consented to the actions contemplated by Section 9.10(b) of the Credit Agreement.

3.4        Opinion of Counsel.  The Administrative Agent and the Lenders shall have received the favorable written opinion of counsel to the Borrowers, acceptable to the Administrative Agent, substantially in the form of Exhibit D.

3.5        Payment of Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent (a) an amendment fee for the respective account of each Lender voting in favor of this Fifth Amendment in the amount of 100 basis points of such Lender’s Commitment to the extent existing immediately after the effectiveness of this Fifth Amendment, (b) an additional amendment fee for the respective account of each Lender voting in favor of this Fifth Amendment in the amount of 100 basis points of such Lender’s Commitment to the extent that such Lender’s Commitment immediately after the effectiveness of this Fifth Amendment is greater than such Lender’s Commitment immediately before the effectiveness of this Fifth Amendment, and (c) the then unpaid balance of all accrued and unpaid Fees due under and pursuant to: (i) the fee letter dated as of April 1, 2008 among the Borrowers, JPMCB and J.P. Morgan Securities, Inc. and (ii) the Loan Documents.

3.6        Closing Documents.  The Administrative Agent shall have received all documents required by this Fifth Amendment satisfactory in form and substance to the Administrative Agent in its exclusive discretion.

Section 4.         Representations and Warranties.  Each Borrower represents and warrants to the Lenders that:

4.1        After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the  representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

4.2        After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Fifth Amendment.

Section 5.         Choice of Law. THIS FIFTH AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 6.         Full Force and Effect.  Except as specifically amended or waived hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed.  No reference to this Fifth Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the

Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

Section 7.         Counterparts; Electronic Signatures.  This Fifth Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.  The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Section 8.         Headings.  Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Fifth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and the year first written.

BORROWERS:

INTERSTATE BAKERIES CORPORATION

By:
Name:
Title:

ARMOUR AND MAIN REDEVELOPMENT
CORPORATION

By:
Name:
Title:

BAKER’S INN QUALITY BAKED GOODS,
LLC

By:
Name:
Title:

IBC SALES CORPORATION

By:
Name:
Title:

IBC SERVICES, LLC

By:
Name:
Title:

IBC TRUCKING, LLC

By:
Name:
Title:

INTERSTATE BRANDS CORPORATION

By:
Name:
Title:

NEW ENGLAND BAKERY DISTRIBUTORS,
L.L.C.

By:
Name:
Title:

LENDERS:

JPMORGAN CHASE BANK, N.A.
Individually and as Administrative Agent and
Collateral Agent

By:
Name:
Title:

Lender Name

By:
Name:
Title: